Hundredfold Select Equity Fund - SFEOX

Summary Prospectus December 29, 2014

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated December 29, 2014, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.hundredfoldselect.com/funddocuments. You can also obtain these documents at no cost by completing a document request form on our web-site, www.hundredfoldselect.com  or by calling 1-855-582-8006 or by sending an email request to orderhundredfold@geminifund.com.

Investment Objective

The Hundredfold Select Equity Fund (the “Equity Fund”) seeks a high total rate of return (income from short-term trading plus capital appreciation) on an annual basis.

Fees and Expenses of the Equity Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Equity Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%
Distribution (12b-1) Fees	1.00%
Other Expenses	0.45%
Operating Services Fee	0.45%
Acquired Fund Fees and Expenses	0.83%
Total Annual Fund Operating Expenses(1)	3.28%

(1)

Total Annual Fund Operating Expenses for the Equity Fund do not correlate to the “Ratios to Average Net Assets: Net Expenses” provided in the Financial Highlights section of the statutory prospectus, which reflects the operating expenses of the Equity Fund and does not include acquired fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in the Equity Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Equity Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Equity Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Class Shares	$331	$1,010	$1,712	$3,576

Portfolio Turnover

The Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Equity Fund’s performance. During the most recent fiscal year, the Equity Fund’s portfolio turnover rate was 1,063% of the average value of its portfolio. The Equity Fund has a very high portfolio turnover due to its aggressive management strategy.

Principal Investment Strategy

Under normal market conditions, the Equity Fund will invest at least 80% in equity securities or derivatives of such securities. The Equity Fund invests in equity securities of any market capitalization, investment style, market sector or industry. The Equity Fund may also seek exposure to securities of foreign issuers. Although the Equity Fund may invest directly in equity securities, it may also invest in such securities indirectly through securities that invest in or are a derivative of equity securities, primarily including futures contracts, swap agreements, exchange-traded funds (‘‘ETFs”), naked and covered options on such instruments, currencies, and other investment companies. The Equity Fund is a “non-diversified” fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities. The Fund’s investments may also include securities issued by master limited partnerships (“MLPs”), provided that the Fund may not invest more than 10% of its net assets in such securities.

Hundredfold Advisors LLC (“Hundredfold” or the “Subadviser”) actively manages the Equity Fund’s portfolio by attempting to anticipate, and respond to, trends in equity securities. The Subadviser will employ an investment strategy that alternates between positions designed to profit from market trends, such as entering into “long” and “short” positions of equity securities, and investing in cash or cash equivalents as a temporary defensive measure. The Subadviser seeks to take “long” positions in or purchase equity securities prior to or at the outset of upward trends for such securities and seeks to take “short” positions in or sell equity securities prior to or early in downward trends in the value of such securities. When the Subadviser believes it appropriate, the Subadviser will employ leveraged investment techniques that allow the Equity Fund to gain greater exposure to its target investments. The Equity Fund employs an aggressive management strategy that typically results in high portfolio turnover.

The Subadviser will consider elements of market trends and momentum, including price actions, advance-decline lines, market highs and lows and the overall direction of market trends. The Subadviser’s strategy does not involve fundamental research and analysis of individual equity securities. The Subadviser will analyze the overall investment opportunities and risks among categories or sectors of equity securities or investment vehicles that represent pools of equity securities, such as major market indices and ETFs. As a result, the Subadviser may reposition the Equity Fund’s portfolio in response to market movements in an attempt to participate in a developing trend and may attempt to anticipate market moves and initiate appropriate action in advance of actual market trends. The Subadviser will likely engage in frequent trading of the Equity Fund’s securities in an attempt to position its portfolio in line with the Subadviser’s expectations for market trends.

Principal Investment Risks

An investment in the Equity Fund entails risks. The Equity Fund could lose money, or its performance could trail that of other investment alternatives. The Advisers cannot guarantee that the Equity Fund will achieve its objective. In addition, the Equity Fund presents some risks not traditionally associated with most mutual funds. It is important that investors closely review and understand these risks before making an investment in the Equity Fund. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets could negatively affect many issuers worldwide, including the Fund. There is the risk that you could lose all or a portion of your money on your investment in the Equity Fund.

Aggressive Investment Techniques Risk

The Equity Fund uses investment techniques that may be considered aggressive. Risks associated with the use of swap agreements and futures contracts include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Equity Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

Counterparty Risk

The Equity Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities or asset class without actually purchasing those securities or investments, or to hedge a position. The Equity Fund may enter into swap agreements with a limited number of counterparties, which may increase the Equity Fund’s exposure to counterparty credit risk. Swap agreements also may be considered to be illiquid.

Depositary Receipt Risk

To the extent the Equity Fund invests in stocks of foreign corporations, the Equity Fund’s investment in such stocks may also be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs. While the use of ADRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Derivatives Risk

Investments in derivatives are subject to market risks that may cause their prices to fluctuate over time and increase the Equity Fund’s volatility. As a result, the Equity Fund may incur larger losses or smaller gains than otherwise would be the case if the Equity Fund invested directly in the underlying securities.

Emerging Markets Risk

Investments in emerging markets instruments involve greater risks than investing in foreign instruments in general. Risks of investing in emerging market countries include political or social upheaval, nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets and risks from an economy’s dependence on revenues from particular commodities or industries. In addition, currency transfer restrictions, limited potential buyers for such instruments, delays and disruption in settlement procedures and illiquidity or low volumes of transactions may make exits difficult or impossible at times.

Equity Securities Risk

Investments in publicly issued equity securities in general are subject to market risks that may cause their prices to fluctuate over time and in turn cause the Equity Fund’s NAV to fluctuate.

Foreign Securities Risk

Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the Equity Fund’s returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The Equity Fund also may invest in depositary receipts, including ADRs, which are traded on exchanges and provide an alternative to investing directly in foreign securities. Investments in ADRs are subject to many of the risks associated with investing directly in foreign securities.

High Portfolio Turnover Risk

The Equity Fund may experience high portfolio turnover, which would involve correspondingly greater expenses to the Equity Fund, as well as potentially adverse tax consequences, to the Equity Fund’s shareholders from distributions of increased net short-term capital gains and may adversely affect the Equity Fund’s performance.

Holding Cash Risk

The Equity Fund may hold cash positions when the market is not producing returns greater than the short-term cash investments in which the Equity Fund may invest. There is a risk that the sections of the market in which the Fund invests will begin to rise or fall rapidly and the Equity Fund will not be able to sell stocks quickly enough to avoid losses, or reinvest its cash positions into areas of the advancing market quickly enough to capture the initial returns of changing market conditions.

Leverage Risk

The Equity Fund may employ leveraged investment techniques, including the use of financial instruments to produce leverage results as well as borrowing money for investment purposes. Use of leverage can magnify the effects of changes in the value of the Equity Fund and makes it more volatile. The leveraged investment techniques that the Equity Fund employs could cause investors in the Equity Fund to lose more money in adverse environments.

Master Limited Partnership Risk

Investments in common units of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote. An investment in an MLP also exposes the Fund to certain tax risks associated with investing in partnerships. MLPs may have limited financial resources, their securities may be relatively illiquid, and they may be subject to more erratic price movements because of the underlying assets they hold.

Non-Diversification Risk

A non-diversified fund invests a high percentage of its assets in a limited number of securities, exposing the Equity Fund to fluctuations in net asset value and total return.

Other Investment Companies and ETFs Risk

Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. Fund shareholders indirectly bear the Equity Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company or ETF, in addition to the fees and expenses Fund shareholders directly bear in connection with the Equity Fund’s own operations. If the investment company or ETF fails to achieve its investment objective, the value of the Equity Fund’s investment will decline, adversely affecting the Equity Fund’s performance. In addition, ETF shares potentially may trade at a discount or a premium and are subject to brokerage and other trading costs, which could result in greater expenses to a Fund. Finally, because the value of ETF shares depends on the demand in the market, the Adviser may not be able to liquidate a Fund’s holdings in an ETF’s shares at the most optimal time, adversely affecting the Fund’s performance.

Shorting Securities Risk

Short positions are designed to profit from a decline in the price of particular securities, baskets of securities or indices. The Equity Fund will lose value if and when the instrument’s price rises — a result that is the opposite from traditional mutual funds.

Small- and Mid-Capitalization Companies Risk

Investing in the securities of small-capitalization and mid-capitalization companies involves greater risks and the possibility of greater price volatility than investing in larger capitalization and more-established companies. Investments in mid-cap companies involve less risk than investing in small-cap companies. Smaller companies may have limited operating history, product lines, and financial resources, and the securities of these companies may lack sufficient market liquidity. Mid-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies.

Subadviser’s Investment Strategy Risk

The principal risk of investing in the Equity Fund is that the Subadviser’s investment strategy will not be successful. While the Subadviser seeks to take advantage of investment opportunities for the Equity Fund that will maximize its investment returns, there is no guarantee that such opportunities will ultimately benefit the Equity Fund. The Subadviser will aggressively change the Equity Fund’s portfolio in response to market conditions that are unpredictable and may expose the Equity Fund to greater market risk than other mutual funds. There is no assurance that the Subadviser’s investment strategy will enable the Equity Fund to achieve its investment objective.

Tax Risk

Certain of the Equity Fund’s investment strategies, including transactions in options, futures contracts, hedging transactions, forward contracts and swap contracts may be subject to the special tax rules, the effect of which may have adverse tax consequences for the Equity Fund.

Performance

The following performance information provides some indication of the risks of investing in the Equity Fund by demonstrating how its returns have varied over time. The bar chart shows changes in the Equity Fund’s performance from calendar year to calendar year. The table shows how the Equity Fund’s average annual returns for the one year, five year and since inception periods compare with those of a broad-based market index for the same periods. The Equity Fund’s past performance, before and after taxes, is not necessarily an indication of how it will perform in the future. Updated performance is available on the Equity Fund’s website at www.HundredfoldSelect.com, or by calling the Fund toll-free at 855-582-8006.

The Equity Fund was reorganized on October 3, 2011 from a predecessor fund (the “Select Equity Predecessor Fund”) to a series of Northern Lights Fund Trust II, a Delaware statutory trust (the “Reorganization”).  The Equity Fund is a continuation of the Select Equity Predecessor Fund and, therefore, the performance information includes performance of the Select Equity Predecessor Fund.

Total Return for the Calendar Year Ended December 31,

During the period of time shown in the bar chart, the Equity Fund’s highest calendar quarter return was 15.12% for the quarter ended September 30, 2009 and its lowest calendar quarter return was (10.07)% for the quarter ended March 31, 2008. The year-to-date return of the Service Class Shares for the nine-month period ended September 30, 2013 was (4.9)%.

Average Annual Total Returns

(for the periods ended December 31, 2013)

	1 Year	5 Years	Since Inception (10/11/2004)
Hundredfold Select Equity Fund
Return Before Taxes	15.30%	6.18%	2.86%
Return After Taxes on Distributions	15.30%	6.16%	2.06%
Return After Taxes on Distributions and Sale of Fund Shares	8.66%	4.84%	1.97%
S&P 500® Index (Reflects no deduction for fees, expenses or taxes)	32.39%	17.94%	7.77%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRA.

Management

Investment Adviser. Advisors Preferred LLC is the Equity Fund’s investment adviser. Advisors Preferred LLC is a wholly-owned subsidiary of Ceros Financial Services, Inc., the distributor for the Equity Fund.

Investment Subadviser. Hundredfold Advisors LLC is the Equity Fund’s investment subadviser.

Portfolio Manager. Ralph J. Doudera, investment manager for Hundredfold, has managed the Fund since its inception in October of 2004.

Purchase and Sale of Fund Shares

You may purchase or redeem Fund shares on any business day by written request via mail (Hundredfold Select Equity Fund, c/o Gemini Fund services, LLC, 17605 Wright Street, Omaha, NE 68130), by wire transfer, by telephone at 855-582-8006, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account. IRA accounts are not eligible for telephone redemption privileges. The Fund accepts investment in the following minimum amounts:

	Minimum Initial Investment	Subsequent Investment
Regular Accounts	$5,000	$1,000
Retirement Accounts	$5,000	$0

Any minimum initial or subsequent investment amounts may be waived at the Fund’s discretion.

Tax Information

The Equity Fund’s distributions to you are taxable, and will be taxed as ordinary income or net capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Equity Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Equity Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Equity Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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